EXHIBIT 3.157

200196 - 889

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Certificate of Amendment-Domestic
(15 Pa.C.S.)

Entity Number
2586919	Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name			Document will be returned to the name and address you enter to the left.
______________________________________________________________________________
Address
______________________________________________________________________________			<=
City	State	Zip Code
______________________________________________________________________________

Fee: $52	Filed in the Department of State on DEC 28 2001

/s/ [ILLEGIBLE]

Secretary of the Commonwealth

          In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is:
Radnor Center Associates

2.	The date of filing of the original Certificate of Limited Partnership/Organization: June 22, 1994

3.	Check, and if appropriate complete, one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof.

4.	Check, and if appropriate complete, one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on:__________at__________.
Date Hour

200196 - 890
DSCB:15-8512/8951-2

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited
Partnership/Organization and all previous amendments thereon.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed as of the 1st day of January, 2001.

RADNOR CENTER ASSOCIATES

By:	TRC Radnor Center, L.L.C.,
a Pennsylvania limited liability company,
its sole general partner

By:	The Rubenstein Company, L.P., sole member

By:	TRC Realty, Inc.-GP, Managing General Partner

By:	/s/ Frank J. Ferro

Frank J. Ferro
Executive Vice President

200196 - 891

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

OF

RADNOR CENTER ASSOCIATES

          THIS AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP OF RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership (the “Partnership”), is made by TRC Radnor Center, L.L.C., a Pennsylvania limited liability company (the “General Partner”).

BACKGROUND

          A.          The Partnership filed a Certificate of Limited Partnership with the Department of State of the Commonwealth of Pennsylvania (the “Department of State”) on June 22, 1994, and thereafter filed a Certificate of Amendment - Limited Partnership (pursuant to which it amended and restated its Certificate of Limited Partnership) with the Department of State on December 24, 1997.

          B.          The Rubenstein Company, L.P., the former general partner of the Partnership, has assigned a portion of its partnership interest in the Partnership to the General Partner as the successor general partner of the Partnership, and has converted its remaining partnership interest in the Partnership to a limited partnership interest.

          C.          The partners of the Partnership have entered into a First Amendment to Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of January 1, 2001.

          D.          The Partnership wishes to continue its existence pursuant to the provisions of the Pennsylvania Revised Uniform Limited Partnership Act, 15 Pa.C.S.A. Section 8501, et, seq., and, in accordance therewith, the General Partner, which is the sole general partner of the Partnership, wishes to amend and restate the Certificate of Limited Partnership of the Partnership as follows:

AMENDED AND RESTATED CERTIFICATE OF LIMITED PARTNERSHIP

1.
The Partnership shall continue its existence pursuant to the provisions of the Pennsylvania Revised Uniform Limited Partnership Act, 15 Pa.C.S.A. Section 8501, et. seq. The Partnership’s name shall continue to be “Radnor Center Associates”.

2.	The address of the Partnership’s registered office in this Commonwealth is:

Plymouth Meeting Executive Campus, 600 West Germantown Pike, Suite 221
Number and Street

Plymouth Meeting Pennsylvania 19462 Montgomery
City State Zip County

EXHIBIT A - Page 1

200196 - 892

3.
The Rubenstein Company, L.P., the former general partner of the Partnership, (a) has assigned a portion of its partnership interest in the Partnership to TRC Radnor Center, L.L.C., a Pennsylvania limited liability company, as the successor general partner of the Partnership, (b) has converted its remaining partnership interest in the Partnership to a limited partnership interest, and (c) has withdrawn as the general partner of the Partnership. TRC Radnor Center, L.L.C., Pennsylvania limited liability company, is admitted as the sole general partner of the Partnership. The name and business address of the general partner of the Partnership is:

Name	Address

TRC Radnor Center, L.L.C.	Plymouth Meeting Executive Campus
600 West Germantown Pike, Suite 221
Plymouth Meeting, Pennsylvania 19462

          IN TESTIMONY WHEREOF, the undersigned withdrawing general partner and the admitted general partner of the limited partnership have executed this Amended and Restated Certificate of Limited Partnership as of the 1st day of January, 2001.

WITHDRAWING GENERAL PARTNER:

The Rubenstein Company, L.P.

By:	TRC Realty, Inc.-GP, Managing General Partner

	By:	/s/ Frank J. Ferro

Frank J. Ferro
Executive Vice President

ADMITTED GENERAL PARTNER:

TRC Radnor Center, L.L.C.,
a Pennsylvania limited liability company

By:	The Rubenstein Company, L.P., sole member

	By:	TRC Realty, Inc.-GP, Managing General Partner

		By:	/s/ Frank J. Ferro

Frank J. Ferro
Executive Vice President

EXHIBIT A - Page 2

2002037 - 445

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)
Entity Number	Domestic Business Corporation (§ 1507)
2586919	Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
______________________________________________________________________________
Address
______________________________________________________________________________			<=
City	State	Zip Code
______________________________________________________________________________

Fee: $52

Filed in the Department of State on APR ???

/s/ [ILLEGIBLE]

Acting Secretary of the Commonwealth

          In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.	The name is:
Radnor Center Associates

2.	The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and street City State Zip County
600 West Germantown Pike, Suite 221, Plymouth Meeting, Pennsylvania 19462

(b) Name of Commercial Registered Office Provider County
c/o:

3.	Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:
4100 One Commerce Square, 2005 Market Street, Phila., PA 19103-7041

Number and street City State Zip County

(b) The registered office of the corporation or limited partnership shall be provided by:

c/o:

Name of Commercial Registered Office Provider County

2002037 - 446

DSCB: 15-1507/4144/5507/6144/8506-2

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 10th day of April, 2002.

RADNOR CENTER ASSOCIATES

By:	TRC Radnor Center, L.L.C.,
a Pennsylvania limited liability company,
its sole general partner

By:	The Rubenstein Company, L.P., sole member

By:	TRC Realty, Inc.-GP, Managing General Partner

By:	/s/ Frank J. Ferro

Frank J. Ferro
Executive Vice President

2004090 - 682

PENNSYLVANIA DEPARTMENT OF STATE
CORPORATION BUREAU

Certificate of Amendment-Domestic
(15 Pa.C.S.)

Entity Number
2586919	Limited Partnership (§ 8512)
Limited Liability Company (§ 8951)

Name	Pepper Hamilton LLP		Document will be returned to the name and address you enter to the left
______________________________________________________________________________
Address	200 One Keystone Plaza
North Front and Market Streets
	P.O. Box 1181		<=
______________________________________________________________________________
City	State	Zip Code
Harrisburg,	PA	17108-1181
______________________________________________________________________________

Fee: $70

Filed in the Department State on SEP 22 2004

/s/ [ILLEGIBLE]

Secretary of the Commonwealth

          In compliance with the requirements of the applicable provisions (relating to certificate of amendment), the undersigned, desiring to amend its Certificate of Limited Partnership/Organization, hereby certifies that:

1.	The name of the limited partnership/limited liability company is:
Radnor Center Associates

2.	The date of filing of the original Certificate of Limited Partnership/Organization: June 22, 1994

3.	Check, and if appropriate complete, one of the following:

The amendment adopted by the limited partnership/limited liability company, set forth in full, is as follows:

The address of the limited partnership’s initial registered office in this Commonwealth and the county of venue is: 401 Plymouth Road, Suite 500, Plymouth Meeting, Pennsylvania 19462, County of Montgomery

The amendment adopted by the limited partnership/limited liability company is set forth in full in Exhibit A attached hereto and made a part hereof

4.	Check, and if appropriate complete, one of the following:

The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

The amendment shall be effective on:__________at__________.
Date Hour

DSCB: 15-8512/8951-2
2004090 - 683

5.	Check if the amendment restates the Certificate of Limited Partnership/Organization:

The restated Certificate of Limited Partnership/Organization supersedes the original Certificate of Limited Partnership/Organization and all previous amendments thereto.

IN TESTIMONY WHEREOF, the undersigned limited partnership/limited liability company has caused this Certificate of Amendment to be executed this

21st day of September, 2004.

Radnor Center Associates
By: TRC Radnor Center, L.L.C., its General Partner

Name of Limited Partnership/Limited Liability Company

/s/ Gerard H. Sweeney

Signature

PRESIDENT & CEO

Title